FOR IMMEDIATE RELEASE
May 6, 2010

Sun Communities, Inc. Reports 2010 First Quarter Results

Southfield, MI, May 6, 2010 - Sun Communities, Inc. (NYSE: SUI) (the “Company”), a real estate investment trust (“REIT”) that owns and operates manufactured housing and recreational vehicle communities, today reported first quarter results.

Highlights

➢	Total revenues increased by $2.1 million to $67.4 million.

➢	Funds from operations (“FFO”)(1) increased to $17.6 million, or $0.84 per diluted share/OP Unit.

➢	Revenue producing sites increased by 242 sites.

➢	Same Site net operating income(2) increased by 1.7 percent.

➢	325 homes were sold, an increase of 31.0 percent from the 248 homes sold during the first quarter of 2009.

"We are pleased to report another strong quarter of operating results including an increase in revenue producing sites and quarter over quarter growth in home sales and same property net operating income", said Gary Shiffman, Chairman and Chief Executive Officer. "We finished 2009 strong and continue to see improving fundamentals and increasing consumer demand through April of this year with the addition of a net increase of 77 more residents added during the month", Shiffman added.

Funds from Operations (“FFO”) (1)

FFO(1)  increased to $17.6 million, or $0.84 per diluted share/OP Unit, in the first quarter of 2010 as compared to $16.3 million, or $0.79 per diluted share/OP Unit, in the first quarter of 2009.

Excluding one time items delineated in the Reconciliation of Net Income to Funds From Operations Table accompanying this release, adjusted FFO(1) was $17.7 million, or $0.84 for the first quarter of 2010 as compared to $16.2 million, or $0.78 per diluted share/OP Unit, in the first quarter of 2009.

Community Occupancy

For the quarter ended March 31, 2010, revenue producing sites increased by 242 sites, compared to an increase of 166 sites for the quarter ended March 31, 2009, an improvement of 76 sites period over period.

Same property occupancy for revenue producing sites was 83.9 percent at March 31, 2010 compared to 83.3 percent at March 31, 2009.

The Company rented an additional 203 homes during the first quarter of 2010 bringing the total number of occupied rentals to 5,950 at March 31, 2010.

Sun Communities, Inc. 1st Quarter 2010                                                                                                                                         2

Same Site Results

For 136 communities owned throughout 2010 and 2009, total revenues increased 1.4 percent for the quarter ended March 31, 2010, and total expenses increased 0.8 percent, resulting in an increase in net operating income(2) of 1.7 percent.

Home Sales

During the first quarter of 2010, 325 homes were sold, an increase of 31.0 percent from the 248 homes sold during the first quarter of 2009.  Rental home sales, included in total home sales above, totaled 178 and 168 for the three months ended March 31, 2010 and 2009, respectively.

"As consumer confidence rises it appears that more individuals are, although cautious about their budgets, prepared to make housing decisions. Home sales have profited from this renewed confidence producing a 31% increase quarter over quarter and 191 home sales during the month of April; the largest number of home sales in a single month in our history" said Shiffman.

Net Income Attributable to Common Stockholders

Net income attributable to common stockholders for the first quarter of 2010 was $1.3 million, or $0.07 per diluted common share, compared with net income of $0.9 million, or $0.05 per diluted common share, for the same period in 2009.

Earnings Conference Call

A conference call to discuss first quarter operating results will be held on May 6, 2010, at 11:00 A.M. EDT. To participate, call toll-free 877-407-9039. Callers outside the U.S. or Canada can access the call at 201-689-8470. A replay will be available following the call through May 20, 2010, and can be accessed by dialing 877-660-6853 from the U.S. or 201-612-7415 outside the U.S. or Canada. The account number for the replay is 3055 and the ID number is 349432. The conference call will be available live on Sun Communities website www.suncommunities.com. Replay will also be available on the website.

Sun Communities, Inc. is a REIT that currently owns and operates a portfolio of 136 communities comprising approximately 47,600 developed sites.

For more information about Sun Communities, Inc., please visit our website at www.suncommunities.com.

Contact

Please address all inquires to our investor relations department, at our website www.suncommunities.com, by phone (248) 208-2500, by facsimile (248) 208-2645 or by mail Sun Communities, Inc. Investor Relations, 27777 Franklin RoadSouthfield, MI 48034

Sun Communities, Inc. 1st Quarter 2010                                                                                                                                        3

(1)  Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciable operating property, plus real estate-related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. Management generally considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not readily apparent from net income. Management believes that the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful.

Because FFO excludes significant economic components of net income including depreciation and amortization, FFO should be used as an adjunct to net income and not as an alternative to net income. The principal limitation of FFO is that it does not represent cash flow from operations as defined by GAAP and is a supplemental measure of performance that does not replace net income as a measure of performance or net cash provided by operating activities as a measure of liquidity. In addition, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO only provides investors with an additional performance measure. Management also uses an Adjusted Funds from Operations (“Adjusted FFO”) non-GAAP financial measure, which excludes certain gain and loss items that management considers unrelated to the operational and financial performance of the Company’s core business. Other REITs may use different methods for calculating FFO and Adjusted FFO and, accordingly, the Company’s FFO and Adjusted FFO may not be comparable to other REITs.

 (2) Investors in and analysts following the real estate industry utilize net operating income (“NOI”) as a supplemental performance measure. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income. Net income includes interest and depreciation and amortization which often have no effect on the market value of a property and therefore limit its use as a performance measure. In addition, such expenses are often incurred at a parent company level and therefore are not necessarily linked to the performance of a real estate asset. The Company believes that net operating income is helpful to investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key management tool when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense, and non-property specific expenses such as general and administrative expenses, all of which are significant costs, and therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall.

Forward Looking Statements

This press release contains various “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. The words “will,” “may,” “could,” “expect,” “anticipate,” “believes,” “intends,” “should,” “plans,” “estimates,” “approximate”, “guidance” and similar expressions identify these forward-looking statements.

These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this press release. These risks and uncertainties may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include the ability of manufactured home buyers to obtain financing, the level of repossessions by manufactured home lenders and those referenced under the headings entitled “Factors That May Affect Future Results” or “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements contained in this press release speak only as of the date hereof and the Company expressly disclaims any obligation to provide public updates, revisions or amendments to any forward- looking statements made herein to reflect changes in the Company’s expectations of future events.

Sun Communities, Inc. 1st Quarter 2010                                                                                                                                        4

Consolidated Balance Sheets
(in thousands, except per share amounts)

	(Unaudited)
	March 31, 2010	December 31, 2009
ASSETS
Investment property, net	$1,052,973	$1,064,305
Cash and cash equivalents	8,054	4,496
Inventory of manufactured homes	2,698	3,934
Investment in affiliates	827	1,646
Notes and other receivables	77,945	74,030
Other assets	30,832	32,954
TOTAL ASSETS	$1,173,329	$1,181,365

LIABILITIES
Debt	$1,157,962	$1,159,442
Lines of credit	98,525	94,465
Other liabilities	35,178	38,766
TOTAL LIABILITIES	1,291,665	1,292,673

Commitments and contingencies

STOCKHOLDERS’ DEFICIT
Preferred stock, $0.01 par value, 10,000 shares authorized, none issued	$-	$-
Common stock, $0.01 par value, 90,000 shares authorized (March 31, 2010 and December 31, 2009, 20,789 and 20,635 shares issued respectively)	208	206
Additional paid-in capital	467,146	463,811
Officer's notes	(3,217)	(5,028)
Accumulated other comprehensive loss	(2,246)	(1,858)
Distributions in excess of accumulated earnings	(508,890)	(498,370)
Treasury stock, at cost (March 31, 2010 and December 31, 2009, 1,802 shares)	(63,600)	(63,600)
Total Sun Communities, Inc. stockholders' deficit	(110,599)	(104,839)
Noncontrolling interests	(7,737)	(6,469)
TOTAL STOCKHOLDERS’ DEFICIT	(118,336)	(111,308)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$1,173,329	$1,181,365

Sun Communities, Inc. 1st Quarter 2010                                                                                                                                        5

Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2010	2009
REVENUES
Income from real property	$52,007	$50,999
Revenue from home sales	8,037	7,461
Rental home revenue	5,079	5,200
Ancillary revenues, net	226	195
Interest	1,796	1,272
Other income, net	272	157
Total revenues	67,417	65,284

COSTS AND EXPENSES
Property operating and maintenance	13,040	12,605
Real estate taxes	4,180	4,184
Cost of home sales	6,244	5,423
Rental home operating and maintenance	3,623	4,537
General and administrative - real property	3,490	4,166
General and administrative - home sales and rentals	1,933	1,826
Depreciation and amortization	16,573	16,204
Interest	15,105	14,245
Interest on mandatorily redeemable debt	817	835
Total expenses	65,005	64,025

Income before income taxes and equity income (loss) from affiliates	2,412	1,259
Provision for state income taxes	(132)	(133)
Equity income (loss) from affiliates	(819)	27
Income from continuing operations	1,461	1,153
Loss from discontinued operations	-	(172)
Net income	1,461	981
Less: amounts attributable to noncontrolling interests	124	104
Net income attributable to Sun Communities, Inc. common stockholders	$1,337	$877

Amounts attributable to Sun Communities, Inc. common stockholders:
Income from continuing operations, net of state income taxes	$1,337	$1,031
Loss from discontinued operations, net of state income taxes	-	(154)
Net income attributable to Sun Communities, Inc. common stockholders	$1,337	$877

Weighted average common shares outstanding:
Basic	18,842	18,511
Diluted	20,984	20,698

Basic and diluted earnings (loss) per share:
Continuing operations	$0.07	$0.06
Discontinued operations	-	(0.01)
Basic and diluted earnings per share	$0.07	$0.05

Cash dividends per common share:	$0.63	$0.63

Sun Communities, Inc. 1st Quarter 2010                                                                                                                                        6

Reconciliation of Net Income to Funds From Operations
(in thousands except for per share/OP unit amounts)

	Three Months Ended
	March 31,
	2010	2009
Net income	$1,461	$981
Adjustments:
Depreciation and amortization	17,034	16,621
Benefit for state income taxes (3)	(11)	(13)
Gain on disposition of assets, net	(849)	(1,328)
Funds from operations (FFO)	$17,635	$16,261

Weighted average Common Shares/OP Units outstanding:
Basic	20,981	20,698
Diluted	20,984	20,698

FFO per weighted average Common Share/OP Unit - Basic	$0.84	$0.79
FFO per weighted average Common Share/OP Unit - Diluted	$0.84	$0.79

The table below adjusts FFO(1) for certain items as detailed below (in thousands, except for per share/OP unit amounts).

	Three Months Ended
	March 31,
	2010	2009
Net income	$1,461	$981
Michigan Business tax reversal	(740)	-
Equity affiliate adjustment	819	(99)
Adjusted net income	1,540	882
Depreciation and amortization	17,034	16,621
Benefit for state income taxes (3)	(11)	(13)
Gain on disposition of assets, net	(849)	(1,328)
Adjusted funds from operations (FFO)	$17,714	$16,162

Adjusted FFO per weighted average Common Share/OP Unit - Diluted	$0.84	$0.78

(3)  The tax benefit for the periods ended March 31, 2010 and 2009 represents the reversal of a tax provision for potential taxes payable on the sale of company assets related to the enactment of the Michigan Business Tax. These taxes do not impact Funds from Operations and would be payable from prospective proceeds of such sales.

Sun Communities, Inc. 1st Quarter 2010                                                                                                                                         7

Statement of Operations – Same Site
(in thousands except for other information)

	Three Months Ended
	March 31,
	2010	2009	Change	% Change
REVENUES:
Income from real property	$49,134	$48,439	$695	1.4%

PROPERTY OPERATING EXPENSES:
Payroll and benefits	3,823	3,693	130	3.5%
Legal, taxes, & insurance	610	774	(164)	-21.2%
Utilities	3,479	3,509	(30)	-0.9%
Supplies and repair	1,300	1,194	106	8.9%
Other	955	875	80	9.1%
Real estate taxes	4,180	4,184	(4)	-0.1%
Property operating expenses	14,347	14,229	118	0.8%

NET OPERATING INCOME ("NOI") (2)	$34,787	$34,210	$577	1.7%

	As of March 31,
OTHER INFORMATION	2010	2009	Change

Number of properties	136	136	-
Developed sites	47,566	47,605	(39)
Occupied sites (4)	38,177	37,877	300
Occupancy % (4)	83.9%	83.3%	0.6%
Weighted average monthly rent per site (5)	$407	$397	10

4)  Occupied sites and occupancy % include manufactured housing and permanent recreational vehicle sites, and exclude seasonal recreational vehicle sites.

5)  Average rent relates only to manufactured housing sites, and excludes permanent and seasonal recreational vehicle sites.

Sun Communities, Inc. 1st Quarter 2010                                                                                                                                        8

Rental Program Summary
(in thousands except for *)

	Three Months Ended
	March 31,
	2010	2009	Change	% Change
REVENUES:
Rental home revenue	$5,079	$5,200	$(121)	-2.3%
Site rent included in income from real property	7,016	6,450	566	8.8%
Rental program revenue	12,095	11,650	445	3.8%

EXPENSES:
Payroll and commissions	500	783	(283)	-36.1%
Repairs and refurbishment	1,604	1,991	(387)	-19.4%
Taxes and insurance	783	770	13	1.7%
Marketing and other	736	993	(257)	-25.9%
Rental program operating and maintenance	3,623	4,537	(914)	-20.1%

NET OPERATING INCOME ("NOI") (2)	$8,472	$7,113	$1,359	19.1%

OTHER INFORMATION

Number of occupied rentals, end of period*	5,950	5,698	252	4.4%
Cost of occupied rental homes	$188,697	$177,755	$10,942	6.2%
Number of sold rental homes*	178	168	10	6.0%
Weighted average monthly rental rate*	$729	$730	$(1)	-0.1%

Sun Communities, Inc. 1st Quarter 2010                                                                                                                                         9